[FACE OF DOCUMENT]

SPECIMEN COMMON STOCK CERTIFICATE

NUMBER C-

ENERGY INFRASTRUCTURE MERGER CORPORATION

INCORPORATED UNDER THE LAWS
OF THE REPUBLIC OF THE MARSHALL ISLANDS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP

This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $.0001 EACH OF THE COMMON STOCK OF

ENERGY INFRASTRUCTURE MERGER CORPORATION

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[SIGNATURE]
CHIEF EXECUTIVE OFFICER

[SEAL]
[ENERGY INFRASTRUCTURE MERGER CORPORATION
CORPORATE SEAL 2007
REPUBLIC OF THE MARSHALL ISLANDS]

[SIGNATURE]
SECRETARY

[REVERSE OF CERTIFICATE]

ENERGY INFRASTRUCTURE MERGER CORPORATION

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented thereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Common Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM — as tenants in common
TEN ENT — as tenants by the entireties
JT TEN — as joint tenants with right of
survivorship and not as tenants
in common

UNIF GIFT MIN ACT — .............. Custodian ...............
                                             (Cust)                       (Minor)
                                            under Uniform Gifts to Minors
                                            ACT.....................................
                                                             (State)

Additional abbreviations may also be used though not in the above list.

For value received _________________, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Company with full power of substitution in the premises.

Dated:

NOTICE:THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).